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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       JUNE 8, 1998
                                                 ------------------------


                              CELLPRO, INCORPORATED
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               (Exact name of registrant as specified in charter)



           DELAWARE                     0-19472                94-3087971
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



 22215 26TH AVENUE S.E., BOTHELL, WA                               98021
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code         (206) 485-7644
                                                    ---------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

                     A.        Reduction-in-force.

                     B. Resignation of Larry Culver as Executive Vice President, Chief Operating Officer and Chief Finanical Officer.


Item 7.  Exhibits

       Exhibit No.               Description
       -----------               -----------
         5.1                    Press Release dated June 8, 1998.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CellPro, Incorporated
                                                   (Registrant)


Date:  June 26, 1998                         By  /s/ Richard Murdock
                                                 -------------------------------
                                                 Name:   Richard Murdock
                                                 Title:  President and
                                                         Chief Executive Officer



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                              CellPro, Incorporated
                                  Exhibit Index
                                   to Form 8-K



                                                                                Sequentially
                                                                                  Numbered
     Exhibit No.                        Description                                 Page
     -----------                        -----------                                 ----
         5.1                 Press Release dated June 8, 1998.